                           DEFINED ASSET FUNDS--REGISTERED TRADEMARK--
                           ----------------------------------------------------


                           EQUITY INVESTOR FUND
                           SELECT TEN PORTFOLIO
                           2000 INTERNATIONAL SERIES 3
                           UNITED KINGDOM PORTFOLIO
                           (A UNIT INVESTMENT TRUST)
                           -  TOTAL RETURN FROM:
                           --  CAPITAL APPRECIATION
                           --  CURRENT DIVIDEND INCOME
                           - 10 HIGHEST DIVIDEND YIELDING STOCKS IN THE FINANCIAL TIMES INDUSTRIAL ORDINARY SHARE INDEX
                           -  OPTIONAL REINVESTMENT OF CASH DISTRIBUTIONS

SPONSORS:
MERRILL LYNCH,             -----------------------------------------------------
PIERCE, FENNER & SMITH     The Securities and Exchange Commission has not
INCORPORATED               approved or disapproved these Securities or passed
SALOMON SMITH BARNEY INC.  upon the adequacy of this prospectus. Any
PAINEWEBBER INCORPORATED   representation to the contrary is a criminal offense.
DEAN WITTER REYNOLDS INC.  Prospectus dated August 11, 2000.

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Defined Asset Funds--Registered Trademark--
Defined Asset Funds-Registered Trademark- is America's oldest and largest family of unit investment trusts, with over $160 billion sponsored over the last 28 years. Defined Asset Funds has been a leader in unit investment trust research and product innovation. Our family of Funds helps investors work toward their financial goals with a full range of quality investments, including municipal, corporate and government bond portfolios, as well as domestic and international equity portfolios.

Defined Asset Funds offer a number of advantages:
  - A disciplined strategy of buying and holding with a long-term view is the cornerstone of Defined Asset Funds.
  - Fixed portfolio: Defined Funds follow a buy and hold investment strategy; funds are not managed and portfolio changes are limited.
  - Defined Portfolios: We choose the stocks and bonds in advance, so you know what you're investing in.
  - Professional research: Our dedicated research team seeks out stocks or bonds appropriate for a particular fund's objectives.
  - Ongoing supervision: We monitor each portfolio on an ongoing basis.
No matter what your investment goals, risk tolerance or time horizon, there's probably a Defined Asset Fund that suits your investment style. Your financial professional can help you select a Defined Asset Fund that works best for your investment portfolio.


CONTENTS
                                       PAGE
                                        --
Risk/Return Summary..................    3
What You Can Expect From Your
  Investment.........................    8
  Income.............................    8
  Records and Reports................    8
The Risks You Face...................    8
  Foreign Issuer Risk................    8
  Litigation and Legislation Risks...    9
Selling or Exchanging Units..........    9
  Sponsors' Secondary Market.........   10
  Selling Units to the Trustee.......   10
  Rollover/Exchange Option...........   11
How The Fund Works...................   11
  Pricing............................   11
  Evaluations........................   12
  Income.............................   12
  Expenses...........................   12
  Portfolio Changes..................   13
  Portfolio Termination..............   14
  No Certificates....................   14
  Trust Indenture....................   14
  Legal Opinion......................   15
  Auditors...........................   15
  Sponsors...........................   15
  Trustee............................   15
  Underwriters' and Sponsors'
    Profits..........................   15
  Public Distribution................   16
  Code of Ethics.....................   16
  Year 2000 Issues...................   16
  Advertising and Sales Material.....   17
Taxes................................   17
Supplemental Information.............   20
Financial Statements.................   21
  Report of Independent Accountants..   21
  Statement of Condition.............   21

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RISK/RETURN SUMMARY

 1.  WHAT IS THE PORTFOLIO'S OBJECTIVE?
  - The Portfolio seeks total return through a combination of current dividend income and capital appreciation.

     You can participate in the Portfolio by
     purchasing units. Each unit represents
     an equal share of the stocks in the
     Portfolio and receives an equal share of dividend income.

 2.  WHAT IS THE PORTFOLIO'S INVESTMENT
     STRATEGY?
  -  Its strategy is to invest in a fixed
     portfolio of approximately equal amounts of the 10 highest dividend-yielding common stocks of the 30 stocks in the Financial Times Industrial Ordinary
     Share Index--the FT Index, as of two
     business days prior to the date of this
     prospectus.

  -  The Portfolio plans to hold the stocks
     in the Portfolio for about one year. At
     the end of the year, we will liquidate
     the Portfolio and apply the same
     Strategy to select a new portfolio, if
     available.

  -  Each Select Ten International Portfolio
     is designed to be part of a longer term
     strategy. We believe that more
     consistent results are likely if the
     Strategy is followed for at least three
     to five years but you are not required
     to stay with the Strategy or to roll
     over your investment. You can sell your
     units any time.

 3.  WHAT INDUSTRIES ARE REPRESENTED IN THE
     PORTFOLIO?
     Based upon the principal business of
     each issuer and current market values,
     the Portfolio represents the following
     industries:


  -  Retail                                20%
  -  Airlines                               10
  -  Building & Construction Products     10
  -  Chemicals-Diversified                 10
  -  Financial Services/Banking            10
  -  Insurance                             10
  -  Sugar                                 10
  -  Transportation/Marine                10
  -  Utilities/Electric                       10


 4.  WHAT ARE THE SIGNIFICANT RISKS?
     YOU CAN LOSE MONEY BY INVESTING IN THE
     PORTFOLIO. THIS CAN HAPPEN FOR VARIOUS
     REASONS, INCLUDING:

  -  The common stocks in the Portfolio
     generally have attributes that have
     caused them to have lower prices or
     higher dividend yields relative to the
     other stocks in the FT Index.

     For example:

    -- the issuers may be having financial
        problems;

    -- the stocks may be out of favor with
       the market because of weak
        performance, poor earnings forecasts,
        negative publicity or
        litigation/legislation; and

    -- the stocks may be reacting to general market cycles.

  -  The market factors that caused the
     relatively low prices and high dividend
     yields of the stocks may change.

  -  Stock prices can be volatile.

  -  Dividend rates on the stocks or share
     prices may decline during the life of
     the Portfolio.

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                               Defined Portfolio
-------------------------------------------------------------------

Equity Investor Fund

Select Ten Portfolio 2000 International Series 3

United Kingdom Portfolio
Defined Asset Funds


                                                                                     PRICE
                                         PERCENTAGE             CURRENT            PER SHARE               COST
NAME OF ISSUER*                       OF PORTFOLIO (1)    DIVIDEND YIELD (2)     TO PORTFOLIO        TO PORTFOLIO (3)
----------------------------------------------------------------------------------------------------------------------
 1. Tate & Lyle PLC                          10.13%              7.18%              $ 4.4864           $ 25,482.70

 2. Imperial Chemical Industries
   PLC                                        9.98               6.69                 7.1963             25,115.05

 3. Peninsular and Oriental Steam
   Navigation Company                         9.90               5.90                 8.4157             24,910.61

 4. Royal & Sun Alliance Insurance
   Group PLC                                  9.95               5.70                 6.6242             25,039.48

 5. Boots Company PLC                        10.07               4.97                 7.6329             25,341.18

 6. Lloyds TSB Group PLC                     10.06               4.71                 8.8825             25,314.98

 7. British Airways PLC                      10.00               4.63                 5.8188             25,137.03

 8. Scottish Power PLC                       10.00               4.50                 8.2803             25,171.96

 9. Marks & Spencer PLC                       9.89               4.31                 3.1465             24,888.78

10. Blue Circle Industries PLC               10.02               3.83                 6.2892             25,219.80
                                            ------                                                     -----------
                                            100.00%                                                    $251,621.57
                                            ======                                                     ===========


----------------------------
 * We chose the 10 highest dividend yielding stocks of the FT Index subject to any appropriate adjustment to take into account mergers, announcements and other factors.
(1) Based on Cost to Portfolio in U.S. dollars.

(2) Current Dividend Yield for each security was calculated by aggregating the last ordinary dividends declared on the security for the last twelve months and dividing the result by its market value as of the close of trading on August 11, 2000.


(3) Valuation by the Trustee made on the basis of closing sale prices at the evaluation time on August 11, 2000, the initial date of deposit, converted into U.S. dollars on the offer side of the exchange rate at the evaluation time on that date. The value of the Securities on any subsequent business day will vary.


                          ----------------------------

The securities were acquired on August 11, 2000 and are represented entirely by contracts to purchase the securities. Any of the Sponsors may have acted as underwriters, managers or co-managers of a public offering of the securities in this Portfolio during the last three years. Affiliates of the Sponsors may serve as specialists in the securities in this Portfolio on one or more stock exchanges and may have a long or short position in any of these securities or options on any of them, and may be on the opposite side of public orders executed on the floor of an exchange where the securities are listed. An officer, director or employee of any of the Sponsors may be an officer or director of one or more of the issuers of the securities in the Portfolio. A Sponsor may trade for its own account as an odd-lot dealer, market maker, block positioner and/or arbitrageur in any of the securities or in options on them. Any Sponsor, its affiliates, directors, elected officers and employee benefits programs may have either a long or short position in any securities or in options on them.

                          ----------------------------

                   PLEASE NOTE THAT IF THIS PROSPECTUS IS USED AS A PRELIMINARY PROSPECTUS
                   FOR A FUTURE FUND IN THIS SERIES, THE PORTFOLIO WILL CONTAIN DIFFERENT
                   STOCKS FROM THOSE DESCRIBED ABOVE.

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RISK/RETURN SUMMARY (CONTINUED)


  -  The Portfolio may continue to purchase
     or hold the stocks originally selected
     even though their market value or yield
     may have changed, they may no longer be
     included in the FT Index or they may be
     subject to sell recommendations from one or more of the Sponsors.

  -  Portfolio performance may vary from FT
     Index performance or the historical
     performance of the Strategy.

 5.  IS THIS PORTFOLIO APPROPRIATE FOR YOU?

     Yes, if you want current dividend income and capital appreciation. You will benefit from a professionally selected and supervised portfolio whose risk is reduced by investing in international equity securities of different issuers in a variety of industries.
     The Portfolio is NOT appropriate for you if you are not comfortable with the Strategy or are unwilling to take the risk involved with an international equity investment. It may not be appropriate for you if you are seeking preservation of capital or high current income.

 6.  WHAT ARE THE PORTFOLIO'S FEES AND
     EXPENSES?
     This table shows the costs and expenses
     you may pay, directly or indirectly,
     when you invest in the Portfolio.

     ESTIMATED ANNUAL OPERATING EXPENSES



                                       .091  %         $0.90
     Trustee's Fee
                                       .071  %         $0.70
     Portfolio Supervision,
     Bookkeeping and
     Administrative Fees
                                      AS A % OF        AMOUNT
                                         NET         PER 1,000
                                       ASSETS          UNITS
                                      ---------      ---------
                                       .250  %         $2.48
     Creation &
     Development Fee
                                       .160  %         $1.58
     Other Operating Expenses
                                      -------          -----
                                       .572  %         $5.66
     TOTAL



     The Creation and Development Fee (estimated at
     $.00248 per unit) compensates the Sponsor for the creation and development of the Portfolio and is computed based on the Portfolio's average daily net asset value through the date of collection. This fee historically had been included in the sales fee.

     ORGANIZATION COSTS per 1,000 units
     (deducted from Portfolio assets
     at the close of the initial
     offering period)                           $3.82

     INVESTOR FEES

     Maximum Sales Fee (Load) on new
     purchases (as a percentage of
     $1,000 invested)                           2.50%

     You will pay an up-front sales fee of
     approximately 1.00%, as well as a total deferred sales fee of $15.00 ($1.50 per 1,000 units deducted from the Portfolio's net asset value on October 15 and November 1, 2000, and thereafter on the first of each month through July 1, 2001.

     EXAMPLE
     This example may help you compare the cost of investing in the Portfolio to the cost of investing in other funds.
     The example assumes that you invest $10,000 in the Portfolio for the periods indicated and sell all your units at the end of those periods. The example also assumes a 5% return on your investment each year and that the Portfolio's operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



     1 Year  3 Years  5 Years  10 Years
      $348    $863    $1,404    $2,881



     The aggregate fees and expenses will not exceed the applicable NASD limit which is 6.25% of the public offering price.

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RISK/RETURN SUMMARY (CONTINUED)

 7. HOW HAVE UNITED KINGDOM PORTFOLIOS PERFORMED IN THE PAST?


    The following table shows the actual performance of prior Portfolios. The returns assume that investors reinvested all dividends and paid the maximum sales fees. The table also shows returns for the latest completed portfolios (through termination, not rollover), which, in some cases, are higher than the cumulative performance figures because market prices have declined since their completion dates. These figures reflect terminations through the quarter ended June 30, 2000. Of course, past performance is no guarantee of future results.



          CUMULATIVE PERFORMANCE
             (INCLUDING ANNUAL
        ROLLOVERS) THROUGH 6/30/00        LATEST COMPLETED PORTFOLIO
        ---------------------------   ----------------------------------
           STARTING     ANNUALIZED                            ANNUALIZED
SERIES       DATE         RETURN             TERM               RETURN
------  --------------  -----------          ----             ----------
A       1/5/94              5.54%        2/4/99- 3/10/00        -6.20%
B       6/21/93             5.52          6/1/98- 7/9/99          .46
C       9/28/93             6.83        9/28/98-10/29/99        19.62
3       7/22/96             8.41         8/3/98- 9/10/99         6.80
5       11/1/96             7.11       11/16/98-12/17/99        14.84
1       2/25/97             9.83          3/8/99- 4/7/00        -1.33

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RISK/RETURN SUMMARY (CONTINUED)

 8. HOW WOULD THE STRATEGY HAVE PERFORMED HISTORICALLY?

    The following table compares constructed performance of the Portfolio stocks (but not of any actual Portfolio) with actual performance of the FT Index. Portfolio performance may vary from that of the index shown below for a variety of reasons. For example, the Portfolio has invested in a limited subset of index stocks, and therefore its performance may not keep pace with index performance to the extent the index is driven by stocks not held in the Portfolio. In addition, the Portfolio stocks may have been chosen for specific characteristics that are at odds with the characteristics of the stocks driving the market at a given time. For example, we may have chosen value stocks at a time when growth stocks are performing well. Furthermore, the Portfolio stocks are equally weighted while the FT Index stocks are capitalization weighted. Past performance is no guaranty of future results of the Strategy or any Select Ten United Kingdom Portfolio.

                         COMPARISON OF TOTAL RETURNS(1)
           (Strategy figures reflect conversion into U.S. dollars at
              applicable currency exchange rates and deduction of
             sales fees and expenses but not brokerage commissions)


          YEAR                         STRATEGY (2)                FT INDEX
-------------------------           ------------------   ----------------------------
1980                                       27.25%                    31.77%
1981                                       -8.70                     -5.30
1982                                       42.32                      0.42
1983                                       40.35                     21.94
1984                                        3.33                      2.15
1985                                       77.20                     54.74
1986                                       31.09                     24.36
1987                                       46.45                     38.99
1988                                        9.31                      6.74
1989                                       26.87                     22.80
1990                                        7.14                     10.29
1991                                       14.56                     14.65
1992                                        2.09                     -2.33
1993                                       35.96                     18.40
1994                                        3.32                      1.89
1995                                        8.76                     17.63
1996                                       12.27                     20.05
1997                                       10.03                     16.98
1998                                       21.58                     10.81
1999                                       24.50                     15.77
2000 (through 6/30)                        -8.22                     16.70
20.5 Year Average
  Annual Return                            19.29%                    13.89%


Changes in the exchange rates of the pound sterling relative to the U.S. dollar affected these figures significantly in certain years. These changes ranged from minus 20.22% in 1984 to plus 27.22% in 1987, and averaged minus 0.67% over the last 20 years.*
----------------------------
 * Source: Bloomberg. The Sponsors have not independently verified these data, but they have no reason to believe these data are incorrect in any material respect.

(1) To compute Total Returns, we add changes in market value and dividends that would have been received during the year, and divide the sum by the opening market value for the year. Individual year returns do not take into account any reinvestment of dividend income. Return from a Portfolio will differ from constructed Strategy returns for several reasons including the following:

    - each Portfolio bears brokerage commissions in buying and selling stocks; Strategy returns do not reflect any commissions;

    - Strategy returns are for calendar years, while Portfolios begin and end on various dates;

    - units are bought and sold based on closing stock prices and currency exchange rates, while Portfolios may buy and sell stocks at prices and currency exchange rates during the trading day;

    - Portfolios may not be fully invested at all times; and

    - stocks in a Portfolio may not be weighted equally at all times.

(2) When we ranked the common stocks by dividend yields (as described on page
    3), we based the yields on the interim and final dividends for each stock and the stock price at the market opening on the first trading day of the year on the London Stock Exchange.

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RISK/RETURN SUMMARY (CONTINUED)


 9.  IS THE PORTFOLIO MANAGED?
     Unlike a mutual fund, the Portfolio is
     not managed and stocks are not sold
     because of market changes. The Sponsors
     monitor the portfolio and may instruct
     the Trustee to sell securities under
     certain limited circumstances. However,
     given the investment philosophy of the
     Portfolio, the Sponsors are not likely
     to do so.

10.  HOW DO I BUY UNITS?

     The minimum investment is $250.

     You can buy units from any of the
     Sponsors. The Sponsors are listed later
     in this prospectus.

     UNIT PRICE PER 1,000 UNITS       $999.84
     (as of August 11, 2000)

     Unit price is based on the net asset
     value of the Portfolio plus the up-front sales fee. Unit price also includes the estimated organization costs shown on page 4 to which no sales fee has been applied.
     The Portfolio stocks are valued by the
     Trustee on the basis of their closing
     prices at 11:30 a.m. Eastern time every
     business day. Unit price changes every
     day with changes in the prices of the
     stocks.

11.  HOW DO I SELL UNITS?
     You may sell your units at any time to
     any Sponsor or the Trustee for the net
     asset value determined at the close of
     business on the date of sale, less any
     remaining deferred sales fee and the
     costs of liquidating securities to meet
     the redemption.

12.  HOW ARE DISTRIBUTIONS MADE AND TAXED?
     The Portfolio pays distributions of any
     dividend income, net of expenses, on the 25th of February and June, 2001, if you own units on the 10th of those months.

     For tax purposes, you will be considered to have received all the dividends paid on your pro rata portion of each security in the Portfolio when those dividends are received by the Portfolio regardless of whether you reinvest your dividends in the Portfolio. Corporate investors generally will not be entitled to the dividends-received deduction. A portion of the dividend payments may be used to pay expenses of the Portfolio.

13.  WHAT OTHER SERVICES ARE AVAILABLE?

     REINVESTMENT
     You may choose to reinvest your
     distributions into additional units of
     the Portfolio. Unless you choose
     reinvestment, you will receive your
     distributions in cash.

     EXCHANGE PRIVILEGES
     You may exchange units of this Portfolio for units of certain other Defined Asset
     Funds. You may also exchange into this
     Portfolio from certain other funds. We
     charge a reduced sales fee on designated exchanges.

WHAT YOU CAN EXPECT FROM YOUR INVESTMENT

INCOME

The Portfolio will pay to you any income it has received two times during its life. Because the Portfolio generally pays dividends as they are received, individual income payments will fluctuate based upon the amount of dividends declared and paid by each issuer. Other reasons your income may vary are:
  - changes in the Portfolio because of additional securities purchases or sales;
  - a change in the Portfolio's expenses; and
  - the amount of dividends declared and paid.

There can be no assurance that any dividends will be declared or paid.

RECORDS AND REPORTS

You will receive:
- a notice from the Trustee if new equity securities are deposited in exchange or substitution for equity securities originally deposited;
- a final report on Portfolio activity; and
- annual tax information. THIS WILL ALSO BE SENT TO THE IRS. YOU MUST REPORT THE AMOUNT OF INCOME RECEIVED DURING THE YEAR. PLEASE CONTACT YOUR TAX ADVISER IN THIS REGARD.

You may inspect records of Portfolio transactions at the Trustee's office during regular business hours.

THE RISKS YOU FACE

UNITED KINGDOM

The Portfolio contains stocks of British companies engaged in such industries as:
  - the chemical industry;
  - retailing;

  - building and construction products;

  - utilities and electric;
  - financial services/banking;
  - the transportation industry; and

  - insurance


  - sugar.


These industries are subject to extensive government regulation which may have a materially adverse effect on the performance of stocks in these industries.

FOREIGN ISSUER RISK

Investments in securities of foreign issuers involve risks that are different from investments in securities of domestic issuers. They may include:
  - political and economic developments;
  - possibility of withholding taxes;
  - exchange controls or other governmental restrictons on the payment of dividends;
  - conversion of local currency to U.S. dollars upon the sale of Portfolio Securities;
  - less publicly available information; and
  - absence of uniform accounting, auditing and financial reporting standards, practices and requirements.

FOREIGN CURRENCY RISK

Because securities of non-U.S. issuers generally pay dividends and trade in foreign currencies, there is the risk that the U.S. dollar value of these securities will vary with fluctuations in foreign exchange rates.

At the present time the Sponsors do not believe that any of the Portfolio Securities is subject to exchange control restrictions which would materially interfere with payment to the Portfolio of amounts due on the Portfolio Securities. The adoption of exchange control regulations or other legal restrictions could have an adverse impact on the marketability of international securities in the Portfolio and on the ability of the Portfolio to satisfy redemptions. There can be no assurance that exchange control regulations might not be adopted in the future that would adversely affect payments to the Portfolio.

On January 1, 1999, the European Monetary Union (EMU) introduced a new single currency, the euro. The United Kingdom is not introducing the euro at this time. A newly created European Central Bank (ECB) has the authority to direct the monetary policy for this region, including the determination of interest rates. These changes may affect the European capital markets, and the related risks may increase the volatility in European capital and currency markets. This, in turn, may affect the Portfolio's performance.

CHANGES IN LAW

Recent changes in law have resulted in material changes in the manner in which the United Kingdom taxes dividend distributions to non-UK residents. It is possible that these changes will have the effect of motivating United Kingdom companies to make changes in their dividend policies, which may affect the stocks held in the portfolio. It is unclear what the effect of this change will be to any quantitative investment strategy.

LIQUIDITY

Sales of foreign securities in United States securities markets are ordinarily subject to severe restrictions and will generally be made only in foreign securities markets. You should know that:
  - securities may be traded in foreign countries where the securities markets are not as developed or efficient and may not be as liquid as those in the United States;
  - a foreign market's liquidity might become impaired as a result of economic or political turmoil, or if relations between the United States and such foreign country deteriorate markedly; and
  - the principal trading market for the Portfolio Securities, even if otherwise listed, may be the over-the-counter market in which liquidity will depend on whether dealers will make a market in the Portfolio Securities.

LITIGATION AND LEGISLATION RISKS

We do not know of any pending litigation that might have a material adverse effect upon the Portfolio.

SELLING OR EXCHANGING UNITS

You can sell your units at any time for a price based on their net asset value. Your net asset value is calculated each business day by:
  - ADDING the value of the Portfolio Securities, cash and any other Portfolio assets;
  - SUBTRACTING accrued but unpaid Portfolio expenses, unreimbursed Trustee advances, cash held to buy back units or for distribution to investors, and any other Portfolio liabilities; and
  - DIVIDING the result by the number of outstanding units.

Your net asset value when you sell may be more or less than your cost because of sales fees, market movements and changes in the Portfolio.

As of the close of the initial offering period, the price you receive will be reduced to pay the Portfolio's estimated organization costs.

If you sell your units before the final deferred sales fee installment, the amount of any remaining payments will be deducted from your proceeds.

SPONSORS' SECONDARY MARKET

While we are not obligated to do so, we will buy back units at net asset value less any remaining deferred sales fee and the cost of liquidating Securities to meet the redemption. We may resell the units to other buyers or to the Trustee.

We have maintained a secondary market continuously for more than 28 years, but we could discontinue it without prior notice for any business reason.

SELLING UNITS TO THE TRUSTEE

Regardless of whether we maintain a secondary market, you can sell your units to the Trustee at any time by contacting your broker, dealer or financial institution that holds your units in street name. Sometimes, additional documents are needed such as a trust document, certificate of corporate authority, certificate of death or appointment as executor, administrator or guardian.

Within seven days after your request and the necessary documents are received, the Trustee will mail a check to you. Contact the Trustee for additional information.

As long as we are maintaining a secondary market, the Trustee will sell your units to us at a price based on net asset value. If there is no secondary market, the Trustee will sell your units in the over-the-counter market if it believes it can obtain a higher price. In that case, you will receive the net proceeds of the sale.

If the Portfolio does not have cash available to pay you for the units you are selling, the agent for the Sponsors will select securities to be sold. These sales could be made at times when the securities would not otherwise be sold and may result in your receiving less than you paid for your unit and also reduce the size and diversity of the Portfolio.

If you sell units with a value of at least $250,000, you may choose to receive your distribution "in kind." If you so choose, you will receive securities and cash with a total value equal to the price of your units. The Trustee will try to distribute securities in the portfolio pro rata, but it reserves the right to distribute only one or a few securities. The Trustee will act as your agent in an in-kind distribution and will either hold the securities for your account or transfer them as you instruct. You must pay any transaction costs as well as transfer and ongoing custodial fees on sales of securities distributed in-kind.

There could be a delay in paying you for your units:
  - if the New York Stock Exchange is closed (other than customary weekend and holiday closings);
  - if the SEC determines that trading on the New York Stock Exchange is restricted or that an emergency exists making sale or evaluation of the securities not reasonably practicable; and
  - for any other period permitted by SEC order.

ROLLOVER/EXCHANGE OPTION

When this Portfolio is about to terminate, you may have the option to roll your proceeds into the next Select Ten International United Kingdom Portfolio if one is available.


If you hold your Units with one of the Sponsors and notify your financial adviser by October 12, 2001, your units will be redeemed and certain distributed securities plus the proceeds from the sale of the remaining distributed securities will be reinvested in units of a new Select Ten International United Kingdom Portfolio. If you decide not to roll over your proceeds, you will receive a cash distribution (or, if you so choose, an in-kind distribution) after the Portfolio terminates.



If you do not elect the rollover option by the above notification date, but later inform your financial professional that you want to invest in the next Select Ten International United Kingdom Portfolio, you will recognize gain, if any, with respect to your pro rata share of each security in this Portfolio. You will not be entitled to claim a loss in respect of any security to the extent that the same security is included in your pro rata share of the next Select Ten International United Kingdom Portfolio.



The Portfolio will terminate by November 15, 2001. However, the Sponsors may extend the termination date for a period no longer than 30 days without notice to Unit holders. You may, by written notice to the Trustee at least ten business days prior to termination, elect to receive an in-kind distribution of your pro rata share of the Securities remaining in the Portfolio at that time (net of your share of expenses). Of course, you can sell your Units at any time prior to termination.



If you continue to hold your Units, you may exchange units of this Portfolio any time before this portfolio terminates for units of certain other Defined Asset Funds at a reduced sales fee if your investment goals change. In addition, you may exchange into this Fund from certain other Defined Asset Funds and unit trusts. To exchange units, you should talk to your financial professional about what Portfolios are exchangeable, suitable and currently available.


We may amend or terminate the options to exchange your units or roll your proceeds at any time without notice.

HOW THE FUND WORKS

PRICING

Units are charged a combination of initial and deferred sales fees.

In addition, during the initial offering period, a portion of the price of a unit also consists of securities to pay all or some of the costs of organizing the Portfolio including:
  - cost of initial preparation of legal documents;
  - federal and state registration fees;
  - initial fees and expenses of the Trustee;
  - initial audit; and
  - legal expenses and other out-of-pocket expenses.

The estimated organization costs will be deducted from the assets of the Portfolio as of the close of the initial offering period.

The deferred sales fee is generally a monthly charge of $1.50 per 1,000 units and is accrued in ten monthly installments. Units redeemed or repurchased prior to the accrual of the final deferred sales fee installment will have the amount of any remaining installments deducted from the redemption or repurchase proceeds or deducted in calculating an in-kind distribution, however, this deduction will be waived in the event of the death or disability (as defined in the Internal Revenue Code of 1986) of an investor. The initial sales fee is equal to the aggregate sales fee less the aggregate amount of any remaining installments of the deferred sales fee.

It is anticipated that securities will not be sold to pay the deferred sales fee until after the date of the last installment. Investors will be at risk for market price fluctuations in the securities from the several installment accrual dates to the dates of actual sale of securities to satisfy this liability.

EVALUATIONS

The Trustee values the securities on each business day (i.e., any day other than Saturdays, Sundays and the following holidays as observed by the New York Stock
Exchange: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). In addition, the United Kingdom Portfolio "business day" shall also exclude the following UK holidays: Easter Monday, May Day, Summer Bank Holiday and Boxing Day. If the securities are listed on a national securities exchange or the Nasdaq National Market, evaluations are generally based on closing sales prices on that exchange or that system or, if closing sales prices are not available, at the mean between the closing bid and offer prices.

INCOME
- The annual US dollar income per unit, after deducting estimated annual Portfolio expenses per unit, will depend primarily upon the amount of dividends declared and paid by the issuers of the securities, fluctuations in US dollar exchange rates and changes in the expenses of the Portfolio and, to a lesser degree, upon the level of purchases of additional securities and sales of securities. There is no assurance that dividends on the securities will continue at their current levels or be declared at all.
- Each unit receives an equal share of distributions of dividend income net of estimated expenses. Because dividends on the securities are not received at a constant rate throughout the year, any distribution may be more or less than the amount then credited to the income account. The Trustee credits dividends received to an Income Account which are converted into US dollars at the current exchange rate and other receipts to a Capital Account after conversion into US dollars at the current rate. The Trustee may establish a reserve account by withdrawing from these accounts amounts it considers appropriate to pay any material liability. These accounts do not bear interest.

EXPENSES

The Trustee is paid a fee monthly. It also benefits when it holds cash for the Portfolio in non-interest bearing accounts. The Trustee may also receive additional amounts:

  - for extraordinary services and costs of indemnifying the Trustee and the Sponsors;
  - costs of actions taken to protect the Portfolio and other legal fees and expenses;
  - expenses for keeping the Portfolio's registration statement current; and
  - Portfolio termination expenses and any governmental charges.

The Sponsors are currently reimbursed up to 70 CENTS per 1,000 units annually for providing portfolio supervisory, bookkeeping and administrative services and for any other expenses properly chargeable to the Portfolio. While this fee may exceed the amount of these costs and expenses attributable to this Portfolio, the total of these fees for all Series of Defined Asset Funds will not exceed the aggregate amount attributable to all of these Series for any calendar year. Certain of these expenses were previously paid for by the Sponsors.

The Sponsors will receive a Creation and Development Fee of .25% of the Portfolio's average daily net asset value through the date of collection. This fee, which has historically been included in the gross sales fee, compensates the Sponsors for the creation and development of the Portfolio, including determination of the Portfolio's objective and policies and portfolio composition and size, selection of service providers and information services. No portion of the Creation and Development Fee is applied to the payment of distribution expenses or as compensation for sales efforts.

The Trustee's and Sponsors' fees may be adjusted for inflation without investors' approval.

The maximum sales fee is 2.50%. If you hold units in certain eligible accounts offered by one of the Sponsors, you will pay no sales fee. Employees and non-employee directors of the Sponsors may be charged a reduced sales fee of no less than $5.00 per 1,000 Units. If your aggregate sales fee is less than the deferred sales fee, you will be given additional units which will decrease the effective maximum sales fee to the amount shown below.

The maximum sales fee is effectively reduced if you invest as follows:

                         YOUR MAXIMUM SALES
    IF YOU INVEST:          FEE WILL BE:
    --------------       ------------------
Less than $50,000               2.50%
$50,000 to $99,999              2.25%
$100,000 to $249,999            1.75%
$250,000 to $999,999            1.50%
$1,000,000 or more              0.75%

The deferred sales fees you owe are paid from the Capital Account. Although we may collect the deferred sales charge monthly, to keep Units more fully invested we do not currently plan to pay the deferred sales charge until after the rollover notification date.

The Sponsors will pay advertising and selling expenses at no charge to the Portfolio. If Portfolio expenses exceed initial estimates, the Portfolio will owe the excess. The Trustee has a lien on Portfolio assets to secure reimbursement of Portfolio expenses and may sell securities if cash is not available.

PORTFOLIO CHANGES

If we maintain a secondary market in units but are unable to sell the units that we buy in the secondary market, we will redeem units, which may affect the composition of the portfolio.

We decide whether to offer units for sale that we acquire in the secondary market after reviewing:
  - diversity of the Portfolio;
  - size of the Portfolio relative to its original size;
  - ratio of Portfolio expenses to income; and
  - cost of maintaining a current prospectus.

If a Portfolio is buying or selling a stock actively traded on a national securities exchange or certain foreign exchanges, it may buy or sell to another Defined Asset Fund at the stock's closing sale price (without any brokerage commmissions).

PORTFOLIO TERMINATION

When the Portfolio is about to terminate you will receive a notice, and you will be unable to sell your units after that time. Unless you choose to receive an in-kind distribution of securities, we will sell any remaining securities, and you will receive your final distribution in cash.

You will pay your share of the expenses associated with termination, including brokerage costs in selling securities. This may reduce the amount you receive as your final distribution.

NO CERTIFICATES

All investors are required to hold their Units in uncertificated form and in "street name" by their broker, dealer or financial institution at the Depository Trust Company.

TRUST INDENTURE

The Portfolio is a "unit investment trust" governed by a Trust Indenture, a contract among the Sponsors and the Trustee, which sets forth their duties and obligations and your rights. A copy of the Indenture is available to you on request to the Trustee. The following summarizes certain provisions of the Indenture.

The Sponsors and the Trustee may amend the Indenture without your consent:
  - to cure ambiguities;
  - to correct or supplement any defective or inconsistent provision;
  - to make any amendment required by any governmental agency; or
  - to make other changes determined not to be materially adverse to your best interest (as determined by the Sponsors).

Investors holding 51% of the units may amend the Indenture. Every investor must consent to any amendment that changes the 51% requirement. No amendment may reduce your interest in the Portfolio without your written consent.

The Trustee may resign by notifying the Sponsors. The Sponsors may remove the Trustee without your consent if:
  - it fails to perform its duties;
  - it becomes incapable of acting or bankrupt or its affairs are taken over by public authorities; or
  - the Sponsors determine that its replacement is in your best interest.

Investors holding 51% of the units may remove the Trustee. The Trustee may resign or be removed by the Sponsors without the consent of investors. The resignation or removal of the Trustee becomes effective when a successor accepts appointment. The Sponsors will try to appoint a successor promptly; however, if no successor has accepted within 30 days after notice of resignation, the resigning Trustee may petition a court to appoint a successor.

Any Sponsor may resign as long as one Sponsor with a net worth of $2 million remains and agrees to the resignation. The remaining Sponsors and the Trustee may appoint a replacement. If there is only one Sponsor and it fails to perform its duties or becomes bankrupt the Trustee may:
  - remove it and appoint a replacement Sponsor;
  - liquidate the Portfolio; or
  - continue to act as Trustee without a Sponsor.

Merrill Lynch, Pierce, Fenner & Smith Incorporated acts as agent for the
Sponsors.

The Trust Indenture contains customary provisions limiting the liability of the Trustee and the Sponsors.

LEGAL OPINION

Davis Polk & Wardwell, 450 Lexington Avenue, New York, New York 10017, as special counsel for the Sponsors, has given an opinion that the units are validly issued.

AUDITORS

Deloitte & Touche LLP, 2 World Financial Center, New York, New York 10281, independent accountants, audited the Statement of Condition included in this prospectus.

SPONSORS

The Sponsors are:
MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED (a wholly-owned subsidiary of Merrill Lynch & Co., Inc.)
P.O. Box 9051,
Princeton, NJ 08543-9051

SALOMON SMITH BARNEY INC. (an indirectly wholly-owned subsidiary of Citigroup Inc.)
388 Greenwich Street--23rd Floor,
New York, NY 10013
PAINEWEBBER INCORPORATED (a wholly-owned subsidiary of PaineWebber Group Inc.) 1285 Avenue of the Americas,
New York, NY 10019
DEAN WITTER REYNOLDS INC., (a principal operating subsidiary of Morgan Stanley Dean Witter & Co.) Two World Trade Center--59th Floor,
New York, NY 10048.

Each Sponsor is a Delaware corporation and it, or its predecessor, has acted as sponsor to many unit investment trusts. As a registered broker-dealer each Sponsor buys and sells securities (including investment company shares) for others (including investment companies) and participates as an underwriter in various selling groups.

TRUSTEE

The Bank of New York, Unit Investment Trust Department, Box 974--Wall Street Division, New York, New York 10268-0974, is the Trustee. It is supervised by the Federal Deposit Insurance Corporation, the Board of Governors of the Federal Reserve System and New York State banking authorities.

UNDERWRITERS' AND SPONSORS' PROFITS

Underwriters receive sales charges when they sell units. Any cash made available by you to the Sponsors before the settlement date for those units may be used in the Sponsors' businesses to the extent permitted by federal law and may benefit the Sponsors.

A Sponsor or Underwriter may realize profits or sustain losses on stocks in the Portfolio which were acquired from underwriting syndicates of which it was a member.

The Sponsors will receive a Creation and Development Fee of .25% of the Portfolio's average daily net asset value through the date of collection. This fee, which has historically been included in the gross sales fee, compensates the Sponsors for the creation and development of the Portfolio, including determination of the Portfolio's objective and policies and portfolio composition and size, selection of service providers and information services. No portion of the Creation and Development Fee is applied to the payment of distribution expenses or as compensation for sales efforts.


During the initial offering period, the Sponsors may realize profits or sustain losses on units they hold due to fluctuations in the price per unit. The Sponsors experienced a loss of $1,666.63 on the initial deposit of the Securities. Any profit or loss to the Portfolio will be effected by the receipt of applicable sales fees and a gain or loss on subsequent deposits of securities. In maintaining a secondary market, the Sponsors will also realize profits or sustain losses in the amount of any difference between the prices at which they buy units and the prices at which they resell or redeem them.


PUBLIC DISTRIBUTION

During the initial offering period, units will be distributed to the public by the Sponsors and dealers who are members of the National Association of Securities Dealers, Inc.

The Sponsors do not intend to qualify units for sale in any foreign countries. This prospectus does not constitute an offer to sell units in any country where units cannot lawfully be sold.

Prudential Securities Incorporated, which will participate only in rollover sales, will receive a preferred dealer concession of $13.00 per 1,000 units of this Portfolio.

CODE OF ETHICS


The Portfolio and the Agent for the Sponsors have each adopted a code of ethics requiring reporting of personal securities transactions by its employees with access to information on Portfolio transactions. Subject to certain conditions, the codes permit employees to invest in Portfolio securities for their own accounts. The codes are designed to prevent fraud, deception and misconduct against the Portfolio and to provide reasonable standards of conduct. These codes are on file with the Commission and you may obtain a copy by contacting the Commission at the address listed on the back cover of this prospectus.


YEAR 2000 ISSUES

Many computer systems were designed in such a way that they may be unable to distinguish between the year 2000 and the year 1900 (commonly known as the "Year 2000 Problem"). To date we are not aware of any major operational difficulties resulting from the computer system changes necessary to prepare for the Year 2000. However, there can be no assurance that the Year 2000 Problem will not adversely affect the issuers of the securities contained in a Portfolio. We cannot predict whether any impact will be material to the Portfolio as a whole.

ADVERTISING AND SALES MATERIAL

Advertising and sales literature may contain cumulative past performance of the hypothetical Strategy, either in dollars or average annualized returns (changes in market prices with dividends reinvested at year ends) for various periods, compared to the Financial Times Index. Strategy figures reflect deduction of Portfolio sales charges and estimated expenses. Sales material may also discuss possible tax savings.

This contrarian Strategy is based on principles that time in the market is more important than timing the market, the stocks to buy are the ones others are selling, and dividends can be an important part of total return. It seeks to identify stocks that may be undervalued or out of favor. While indexing attempts to mirror market trends, the Portfolio's screening process selects stocks from a major index for a combination of value, capital appreciation potential and current dividend income. Because of this disciplined screening process, investors are relieved of making individual buy and sell decisions.

Sales material may discuss developing a long-term financial plan, working with your financial professional; the nature and risks of various investment strategies and Defined Asset Funds that could help you toward your financial goals and the importance of discipline; how securities are selected for these funds, how the funds are created and operated, features such as convenience and costs, and options including automatic reinvestment, rollover, exchanges and redemption. It may also summarize some similarities and differences with mutual funds and discuss the philosophy of spending time in the market rather than trying to time the market, including probabilities of negative returns over various holding periods.

Sales literature and articles may state research opinions on the economy and country and industry sectors and include a list of funds generally appropriate for pursuing these recommendations.

TAXES

US TAXATION

The following summarizes some of the important US income tax consequences of holding units. It assumes that you are not a dealer, financial institution, insurance company or other investor with special circumstances or subject to special rules. You should consult your own tax adviser about your particular circumstances.

In the opinion of our counsel, under existing law:

GENERAL TREATMENT OF THE FUND AND YOUR INVESTMENT

The Portfolio will not be taxed as a corporation for federal income tax purposes, and you will be considered to own directly your share of each Security in the Portfolio.

You will be considered to receive your share of any dividends paid when those dividends are received by the Portfolio. Income from dividends will be taxed at ordinary income rates, and generally will not be eligible for the dividends-received deduction for corporations. You should consult your tax adviser in this regard.

GAIN OR LOSS UPON DISPOSITION

You will generally recognize gain or loss when you dispose of your units for cash (by sale or redemption), when you exchange your units for units of another Defined Asset Fund, or when the Trustee disposes of the Securities in the Portfolio. You generally will not recognize gain or loss on an "in-kind" distribution to you of your proportional share of the Portfolio Securities, whether it is in redemption of your units or upon termination of the Portfolio. Your holding period for the distributed Securities will include your holding period in your units.


If you do not hold your Portfolio in a currently non-taxable account (e.g., an IRA account), you may elect to roll over your investment in the Portfolio. If you so elect by October 12, 2001, you will recognize gain or loss only with respect to your share of those Securities that are not rolled over into the new portfolio. You will not recognize gain or loss with respect to your share of those Securities that are rolled over, and your basis in those Securities will remain the same as before the rollover.



If you do not elect the rollover option by the above notification date, but later inform your financial professional that you want to invest in the next Select Ten International United Kingdom Portfolio, you will recognize gain, if any, with respect to your pro rata share of each security in this Portfolio. You will not be entitled to claim a loss in respect of any security to the extent that the same security is included in your pro rata share of the next Select Ten International United Kingdom Portfolio.


If your net long-term capital gains exceed your net short-term capital losses, the excess may be subject to tax at a lower rate than ordinary income. Any capital gain or loss from the Portfolio will be long-term if you are considered to have held your investment that produces the gain or loss for more than one year and short-term otherwise. Because the deductibility of capital losses is subject to limitations, you may not be able to deduct all of your capital losses. You should consult your tax adviser in this regard.

YOUR TAX BASIS IN THE SECURITIES


Your aggregate tax basis in units that you have purchased for cash will be equal to the cost of the units, including the sales fee. Your aggregate tax basis in units you hold as a result of a rollover from an earlier portfolio will equal your basis in the Securities that were rolled over from the previous portfolio plus the proceeds (other than proceeds that were paid to you) from the sale of Securities from the portfolio that were not rolled over. You should not increase your basis in your units by deferred sales charges, organizational expenses or by any portion of the Creation and Development Fee. The tax reporting form and annual statements you receive will be based on the net amounts paid to you, from which these expenses will already have been deducted. Your basis for Securities distributed to you will be the same as the portion of your basis in your units that is attributable to the distributed Securities and your holding period for the distributed Securities will include your holding period in your units.


EXPENSES

If you are an individual who itemizes deductions, you may deduct your share of Portfolio expenses (including the appropriate portion of the Creation and Development Fee), but only to the extent that your share of the expenses, together with your other miscellaneous deductions, exceeds 2% of your adjusted gross income. Your ability to deduct Portfolio expenses will be limited further if your adjusted gross income exceeds a specified amount, currently $128,950 ($64,475 for a married person filing separately).

STATE AND LOCAL TAXES

Under the income tax laws of the State and City of New York, the Portfolio will not be taxed as a corporation, and the income of the Portfolio will be treated as the income of the investors in the same manner as for federal income tax purposes.


FOREIGN INVESTORS



If you are a foreign investor and you are not engaged in a U.S. trade or business, you generally will not be subject to U.S. withholding tax on your share of dividends received by the portfolio. You should consult your tax adviser about the possible application of federal, state and local, and foreign taxes.



RETIREMENT PLANS



You may wish to purchase units for an Individual Retirement Account ("IRAs") or other retirement plan. Generally, capital gains and income received in each of these plans are exempt from federal taxation. All distributions from these types of plans are generally treated as ordinary income but may, in some cases, be eligible for tax-deferred rollover treatment. You should consult your attorney or tax adviser about the specific tax rules relating to these plans. These plans are offered by brokerage firms, including the Sponsors of this Portfolio, and other financial institutions. Fees and charges with respect to such plans may vary.


UNITED KINGDOM TAXATION

The following summary describes some of the important UK tax consequences of holding units in the United Kingdom Portfolio. It applies to certain US investors only and does not apply to non-US investors. The summary is intended as a general guide only and you should consult your own tax adviser about your particular circumstances.

In the opinion of our counsel, under existing law:

TAX ON DIVIDENDS

A UK resident individual who receives a dividend from a UK company is generally entitled to a tax credit, which is either offset against UK tax liabilities or, in certain circumstances, repaid.


U.S. investors will not be able to claim any refund of the tax credit for dividends paid by UK companies.


TAX ON DISPOSAL OF UNITS

US investors who are neither resident nor ordinarily resident in the UK will not generally be liable for UK tax on gains arising on the disposal of units. However, they may be liable if the units are used, held or acquired for the purposes of a trade, profession or vocation carried on in the UK. Individual US investors may also be liable if they have previously been resident or ordinarily resident in the UK and become resident or ordinarily resident in the UK in the future.

INHERITANCE TAX

Individual US investors who are domiciled in the US and who are not UK nationals will generally not be subject to UK inheritance tax on death or on gifts of the units made during their lifetimes, provided any applicable US federal gift or estate tax is paid. They may be subject to UK inheritance tax if the units are used in a business in the UK or relate to the performance of personal services in the UK.

Where the units are held on trust, the units will generally not be subject to UK inheritance tax unless the settlor, at the time of settlement, was domiciled in the UK, in which case they may be subject to tax.


It is very unlikely that the units will be subject to both UK inheritance tax and US federal gift or estate tax. If they were, one of the taxes could generally be credited against the other.


SUPPLEMENTAL INFORMATION

You can receive at no cost supplemental information about the Portfolio by calling the Trustee. The supplemental information includes more detailed risk disclosure and general information about the structure and operation of the Portfolio. The supplemental information is also available from the SEC.

                       REPORT OF INDEPENDENT ACCOUNTANTS


The Sponsors, Trustee and Holders of Equity Investor Fund, Select Ten Portfolio 2000 International Series 3, United Kingdom Portfolio, Defined Asset Funds (the "Portfolio"):



We have audited the accompanying statement of condition and the related defined portfolio included in the prospectus of the Portfolio as of August 11, 2000. This financial statement is the responsibility of the Trustee. Our responsibility is to express an opinion on this financial statement based on our audit.



We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. Our procedures included confirmation of an irrevocable letter of credit deposited for the purchase of securities, as described in the statement of condition, with the Trustee. An audit also includes assessing the accounting principles used and significant estimates made by the Trustee, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.



In our opinion, the financial statement referred to above presents fairly, in all material respects, the financial position of the Portfolio as of August 11, 2000 in accordance with accounting principles generally accepted in the United States of America.



DELOITTE & TOUCHE LLP
New York, NY
August 11, 2000



                  STATEMENT OF CONDITION AS OF AUGUST 11, 2000


TRUST PROPERTY


Investments--Contracts to purchase Securities(1).........  $         251,621.57
                                                           --------------------
        Total............................................  $         251,621.57
                                                           ====================
LIABILITY AND INTEREST OF HOLDERS
    Reimbursement of Sponsors for organization
     expenses(2).........................................  $             970.90
                                                           --------------------
    Subtotal                                                             970.90
                                                           --------------------
Interest of Holders of 254,163 Units of fractional
  undivided interest outstanding(3):
  Cost to investors(4)...................................  $         254,122.33
  Gross underwriting commissions and organization
    expenses(5)(2).......................................             (3,471.66)
                                                           --------------------
    Subtotal                                                         250,650.67
                                                           --------------------
        Total............................................  $         251,621.57
                                                           ====================


------------


        (1) Aggregate cost to the Portfolio of the securities listed under Defined Portfolio based on the U.S. dollar offer side value of the relevant exchange rate determined by the Trustee at the evaluation time on August 11, 2000. The contracts to purchase securities are collateralized by an irrevocable letter of credit which has been issued by San Paolo Bank, New York Branch, in the amount of $253,288.20 and deposited with the Trustee. The amount of the letter of credit includes $251,621.57 for the purchase of securities.


        (2) A portion of the Unit Price consists of securities in an amount sufficient to pay all or a portion of the costs incurred in establishing the Portfolio. These costs have been estimated at $3.82 per 1,000 Units. A distribution will be made as of the close of the initial offering period to an account maintained by the Trustee from which the organization expense obligation of the investors will be satisfied. If the actual organization costs exceed the estimated amount shown above, the Sponsors will pay for this excess amount.


        (3) Because the value of securities at the evaluation time on the Initial Date of Deposit may differ from the amounts shown in this statement of condition, the number of Units offered on the Initial Date of Deposit will be adjusted to maintain the $999.84 per 1,000 Units offering price only for that day. The Unit Price on any subsequent business day will vary.


        (4) Aggregate public offering price computed on the basis of the U.S. dollar value of the underlying securities based on the U.S. dollar offer side value of the relevant exchange rate at the evaluation time on August 11, 2000.


        (5) Assumes the maximum initial sales charge per 1,000 units of 1.00% of the Unit Price. A deferred sales charge of $1.50 per 1,000 Units is payable on October 15 and November 1, 2000 and thereafter on the 1st day of each month through July 1, 2001. Distributions will be made to an account maintained by the Trustee from which the deferred sales charge obligation of the investors to the Sponsors will be satisfied. If units are redeemed prior to July 1, 2001, the remaining portion of the distribution applicable to such units will be transferred to such account on the redemption date.

DEFINED ASSET FUNDS-R-


HAVE QUESTIONS ?                         EQUITY INVESTOR FUND
Request the most                         SELECT TEN PORTFOLIO
recent free Information                  2000 INTERNATIONAL SERIES 3
Supplement that gives more               UNITED KINGDOM PORTFOLIO
details about the Fund,                  (A Unit Investment Trust)
by calling:                              ---------------------------------------
The Bank of New York                     This Prospectus does not contain
1-800-221-7771                           complete information about the
                                         investment company filed with the
                                         Securities and Exchange Commission in
                                         Washington, D.C. under the:
                                         - Securities Act of 1933 (file no.
                                         333-41178) and
                                         - Investment Company Act of 1940 (file
                                         no. 811-3044).
                                         TO OBTAIN COPIES AT PRESCRIBED RATES--
                                         WRITE: Public Reference Section of the
                                         Commission
                                         450 Fifth Street, N.W., Washington,
                                         D.C. 20549-6009
                                         CALL: 1-800-SEC-0330.
                                         VISIT: http://www.sec.gov.
                                         ---------------------------------------
                                         No person is authorized to give any
                                         information or representations about
                                         this Fund not contained in this
                                         Prospectus or the Information
                                         Supplement, and you should not rely on
                                         any other information.
                                         ---------------------------------------
                                         When units of this Fund are no longer
                                         available, this Prospectus may be used
                                         as a preliminary prospectus for a
                                         future series, but some of the
                                         information in this Prospectus will be
                                         changed for that series.
                                         UNITS OF ANY FUTURE SERIES MAY NOT BE
                                         SOLD NOR MAY OFFERS TO BUY BE ACCEPTED
                                         UNTIL THAT SERIES HAS BECOME EFFECTIVE
                                         WITH THE SECURITIES AND EXCHANGE
                                         COMMISSION. NO UNITS CAN BE SOLD IN ANY
                                         STATE WHERE A SALE WOULD BE ILLEGAL.
                                                                  100428RR--8/00